Offerings - Offering: 1	Oct. 25, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, $0.0001 par value per share
Amount Registered | shares	46,000,000
Proposed Maximum Offering Price per Unit	5.05
Maximum Aggregate Offering Price	$ 232,300,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 35,565.13
Offering Note	Includes 6,000,000 shares of common stock that the underwriters have an option to purchase.